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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated July 28, 1997, included in the Form 10-K of Auspex Systems, Inc. for the year ended June 30, 1997.


/s/ ARTHUR ANDERSEN LLP


San Jose, California
June 4, 1998


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